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                                                                   EXHIBIT 10.58










                             DECORA INDUSTRIES, INC.




                             1999 STOCK OPTION PLAN




                             STOCK OPTION AGREEMENT









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                             DECORA INDUSTRIES, INC.
                             1999 STOCK OPTION PLAN
                             STOCK OPTION AGREEMENT


     This Stock Option Agreement ("Agreement") is made and entered into as of the date of grant set forth below (the "Date of Grant") by and between Decora Industries, Inc., a Delaware corporation (the "Company"), and the Participant named below ("Participant"). Capitalized terms not defined herein shall have the meaning ascribed to them in the Company's 1999 Stock Option Plan (the "Plan").

Participant:
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SOCIAL SECURITY NUMBER:
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ADDRESS:
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TOTAL OPTION SHARES:
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EXERCISE PRICE PER SHARE:           $6.50
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DATE OF GRANT:                      May 1, 1999
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FIRST VESTING DATE:              May 1, 1999 (subject to stockholder
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                                 approval as required by Section 2.a)
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EXPIRATION DATE:                 April 30, 2004
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[No later than 10 years
from grant date]

TYPE OF STOCK OPTION:
(Check one):                        [ ] INCENTIVE STOCK OPTION
                                    [X] NONQUALIFIED STOCK OPTION

     1. GRANT OF OPTION.

     The Company hereby grants to Participant an Option (the "Option") to purchase the total number of Shares of Common Stock $0.01 par value, of the Company set forth above (the "Shares") at the Exercise Price Per Share set forth above (the "Exercise Price"), subject to all of the terms and conditions of this Agreement and the Plan. If designated as an Incentive Stock Option above, the Option is intended to qualify as an "incentive stock option" ("ISO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").







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     2. EXERCISE PERIOD.


          a. VESTING SCHEDULE. The Option shall become exercisable upon the First Vesting Date specified on the first page of this Agreement.
Notwithstanding the foregoing, no option shall be exercisable until such date as the Stockholders approve the Decora Industries, Inc., 1999 Stock Option Plan.

          b. EXPIRATION. The Option shall expire on the earlier of: (a) the Expiration Date set forth above, or (b) five (5) years from the Date of Grant in the event the Participant is a Ten Percent Stockholder, and must be exercised, if at all, on or before the Expiration Date.

     3. TERMINATION.


          a. TERMINATION FOR ANY REASON EXCEPT DEATH OR DISABILITY. If Participant is Terminated for any reason, except death or Disability, the Option, to the extent (and only to the extent) that it would have been exercisable by Participant on the date of Termination, may be exercised by Participant no later than ninety (90) days after the date of Termination, but in any event no later than the Expiration Date.

          b. TERMINATION BECAUSE OF DEATH OR DISABILITY. If Participant is Terminated because of death or Disability of Participant, any Option that is an ISO, to the extent that it is exercisable by Participant on the date of Termination, may be exercised by Participant (or Participant's legal representative) no later than one hundred and eighty (180) days after the date of Termination, but in any event no later than the Expiration Date.

          c. NO OBLIGATION TO EMPLOY. Nothing in the Plan or this Agreement shall confer on Participant any right to continue in the employ of, or other relationship with, the Company or any Subsidiary or Affiliate of the Company, or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

     4. MANNER OF EXERCISE.

          a. STOCK OPTION EXERCISE AGREEMENT. To exercise this Option, Participant (or in the case of exercise after Participant's death, Participant's executor, administrator, heir or legatee, as the case may be) must deliver to the Company an executed stock Option exercise Agreement in the form attached hereto as Exhibit A, or in such other form as may be approved by the Company from time to time (the "Exercise Agreement"), which shall set forth, inter alia, Participant's election to exercise the Option, the number of Shares being purchased, any restrictions imposed on the Shares and any representations, warranties and Agreements regarding Participant's investment intent and access to information as may be required by the Company to comply with applicable securities laws. If someone other than Participant exercises the Option, then such person must submit documentation reasonably acceptable to the Company that such person has the right to exercise the Option.








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          b. LIMITATIONS ON EXERCISE. The Option may not be exercised unless such exercise is in compliance with all applicable federal and state securities laws, as they are in effect on the date of exercise. The Option may not be exercised as to fewer than One Hundred (100) Shares unless it is exercised as to all Shares as to which the Option is then exercisable.

          c. PAYMENT. The Exercise Agreement shall be accompanied by full payment of the Exercise Price for the Shares being purchased in cash (by check), or where permitted by law:

               i. by cancellation of indebtedness of the Company to the Participant;

               ii. by surrender of shares of the Company's Common Stock that either: (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of SEC Rule 144; or
          (2) were obtained by Participant in the public market; and, (3) are clear of all liens, claims, encumbrances or security interests;

               iii. by waiver of compensation due or accrued to Participant for services rendered;

               iv. provided that a public market for the Company's stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws:

                    (1) through a "same day sale" commitment from the
               Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                    (2) through a "margin" commitment from the Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

               v. by any combination of the foregoing.

          d. TAX WITHHOLDING. Prior to the issuance of the Shares upon exercise of the Option, Participant must pay or provide for any applicable federal or state withholding obligations of the Company.








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          e. ISSUANCE OF SHARES. Provided that the Exercise Agreement and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Shares registered in the name of Participant, Participant's authorized assignee, or Participant's legal representative, and shall deliver certificates representing the Shares with the appropriate legends affixed thereto.

     5. REPRESENTATIONS AND WARRANTIES OF PARTICIPANT. Participant hereby represents and warrants that:


          (a) The Option granted hereby and the Shares which will be purchased by and delivered to Participant upon exercise of the Option are being acquired by Participant for his own account and not with a view to resale or other disposition thereof.

          (b) The Option granted hereunder and any Shares which may be issued to Participant upon the exercise of the Option are restricted securities, and are not freely tradeable. Participant will not sell, transfer, or make any other disposition of this Option or the Shares to be purchased and delivered to Participant hereunder upon the exercise of the Option unless and until (i) the Option or Shares, as applicable, are included in a registration statement or a post-effective amendment under the Securities Act which has been filed by the Company and declared effective by the Securities and Exchange Commission (the "SEC"), or (ii) in the opinion of counsel for the Company, no such registration statement or post-effective amendment is required, or (iii) the SEC has first issued a "no action" letter regarding any such proposed disposition of any Option or the Shares.

     6. FEDERAL AND STATE SECURITIES LAW REQUIREMENTS. The obligations of the Company to deliver and transfer the Shares to the Participant upon any exercise of this Option shall be subject to the following:

          (a) The Company may require Participant, as an additional condition of its obligation to deliver the Shares upon exercise of the Option hereunder, to make any representations and warranties (including without limit those set forth in Paragraph 5 hereof) with respect to the Shares as may, in the opinion of counsel to the Company, be required to ensure compliance with the Securities Act, the securities laws of any state, or any other applicable law, regulation, or rule of any governmental agency.

          (b) Each certificate representing the Shares issued pursuant to this Agreement shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Securities Act with respect to the Shares, each certificate representing such Shares shall be endorsed on its face with the following legend or its equivalent:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY BE SOLD OR TRANSFERRED ONLY IF THEY HAVE BEEN REGISTERED UNDER







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               SAID ACT OR THERE EXISTS AN EXEMPTION FROM REGISTRATION UNDER
               SAID ACT OR THE RULES AND REGULATIONS THEREUNDER EVIDENCED BY A NO-ACTION LETTER OR AN OPINION OF COUNSEL TO THE ISSUER OR TO THE HOLDER HEREOF REASONABLY SATISFACTORY TO THE ISSUER.

     7. NOTICE OF DISQUALIFYING DISPOSITION OF ISO SHARES

          If the Option is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of: (1) the date two years after the Date of Grant, and (2) the date one year after transfer of such Shares to Participant upon exercise of the Option, Participant immediately shall notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant from the early disposition by payment in cash or out of the current wages or other compensation payable to Participant.

     8. COMPLIANCE WITH LAWS AND REGULATIONS

          The exercise of the Option and the issuance and transfer of Shares shall be subject to compliance by the Company and Participant with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company's Common Stock may be listed at the time of such issuance or transfer.

     9. NONTRANSFERABILITY OF OPTION.

          The Option may not be transferred in any manner other than by will or by the laws of descent and distribution and may be exercised during the lifetime of Participant only by Participant. The terms of the Option shall be binding upon the executors, administrators, successors and assigns of Participant.

     10. PRIVILEGES OF STOCK OWNERSHIP.

          Participant shall not have any of the rights of a shareholder with respect to any Shares until Participant exercises the Option and pays the Exercise Price.

     11. INTERPRETATION.

          Any dispute regarding the interpretation of this Agreement shall be submitted by Participant or the Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and Participant.

     12. ENTIRE AGREEMENT. The Plan is incorporated herein by reference. This Agreement and the Plan constitute the entire Agreement of the parties and supersede all prior undertakings and Agreements with respect to the subject matter hereof.







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     13. NOTICES.

          Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Corporate Secretary of the Company at its principal corporate offices. Any notice required to be given or delivered to Participant shall be in writing and addressed to Participant at the address indicated above or to such other address as such party may designate in writing from time to time to the Company. All notices shall be deemed to have been given or delivered upon: personal delivery; three
(3) days after deposit in the United States mail by certified or registered mail (return receipt requested); one (1) business day after deposit with any return receipt express courier (prepaid); or one (1) business day after transmission by rapifax or telecopier.

     14. SUCCESSORS AND ASSIGNS.

          The Company may assign any of its rights under this Agreement. This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer set forth herein, this Agreement shall be binding upon Participant and Participant's heirs, executors, administrators, legal representatives, successors and assigns.

     15. GOVERNING LAW.

          This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     16. ACCEPTANCE.

          Participant hereby acknowledges receipt of a copy of the Plan and this Agreement. Participant has read and understands the terms and provisions thereof, and accepts the Option subject to all the terms and conditions of the Plan and this Agreement. Participant acknowledges that there may be adverse tax consequences upon exercise of the Option or disposition of the Shares and that Participant should consult a tax adviser prior to such exercise or disposition.








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     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed in duplicate by its duly authorized representative and Participant has executed this Agreement in duplicate as of the Effective Date.


DECORA INDUSTRIES, INC.                     PARTICIPANT:



By:___________________________              _____________________________
         (Signature)                                (Signature)

______________________________              ______________________________
      (Please print name)                        (Please print name)

______________________________              ______________________________
     (Please print title)








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                                    EXHIBIT A


                         STOCK OPTION EXERCISE AGREEMENT

     In such form as is deemed appropriate from time to time by the Company and which is not inconsistent with the Plan.











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